united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive,Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

The FX Strategy Fund

Annual Report
December 31, 2018

1-855-397-8728
www.fxstrategyfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The FX Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.fxstrategyfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The FX Strategy Fund – Shareholder Annual Report for 2018

Dear Shareholders,

Below we present you with The FX Strategy Fund’s (the “Fund”) Annual Report for 2018.

For the year ended December 31, 2018, the Fund’s Class I Shares (FXFIX) posted a total net return of 16.46%, outperforming both the S&P 500 index and the Citigroup 3-month T-bill index, which posted a loss of 4.38% and a gain of 1.86%, respectively. The Fund provided the diversification benefits we hope for-it performed strongly in a year when global equity markets had significant declines.

The Fund’s core philosophy is to capture opportunities across the globe focused on currency markets. We utilize the FX model, developed by P/E Investments, which approaches investing by analyzing multiple fundamental factors and employing Bayesian statistical processes to pinpoint long and short positions in the world’s currencies. Factors that are carefully analyzed include inflation, interest rates across markets, interest rate acceleration and movement, yield curve characteristics, and liquidity conditions such as credit spreads, swap spreads, volatility of currencies, capital flows and correlation between short-term rates and currency returns. By attempting to predict returns and volatilities for currencies around the world and then optimizing potential investments based on risk/reward trade-offs, we look to generate consistently satisfying absolute returns.

The FX Strategy relies on dynamic statistical analyses of global macroeconomic and financial factors. Currently, three main factors have driven our positioning; 1) short term rate differentials, where countries with higher one-month yields are more attractive, 2) economic surprise, where the United States is currently more attractive than Europe or Asia, and 3) capital flows, where currencies that are not over-owned by speculators, or otherwise crowded, are more attractive. These translate into our positioning that at year-end was long the U.S. dollar and short the Euro and Australian Dollar.

For much of 2018, the Fund was bullish on the U.S. Dollar versus Euro and Australian Dollar. The double-digit return for the past year was mainly the appreciation of U.S. Dollar against the Euro and the Australian Dollar, and to a lesser extent the Canadian Dollar and the New Zealand Dollar. The strength of the U.S. Dollar against other major currencies primarily resulted from 1) the wide interest rate differentials between the U.S. and other developed markets, especially EU, 2) the tightening monetary policy in the U.S. with the Fed Funds rate increasing about 1% in 2018, 3) the elevated Euro risk caused by the Italian budget uncertainty and Brexit, and 4) the increasing demand of the US Dollar as a safe haven due to the fourth quarter global equity market volatility and the volatility related to the trade war between the U.S. and China.

Going into 2019, we see continued U.S. Dollar appreciation over other major currencies. The volatility related to the trade conflict between the U.S. and China and the volatility of the global equity markets will likely remain high in 2019 and if so will likely lead to an increasing demand of U.S. Dollars in the global market as a safe currency for investors.

The Fund’s strategy employs significant use of derivatives and that contributed a majority of the return in 2018 and is likely to continue to be the case in 2019. The derivatives are in the form of an index swap providing currency exposure that helps the Fund track the PE FX model. Information on the swap including underlying positions is included later in this report.

Thank you for being a shareholder of The FX Strategy Fund.

Sincerely,

Traub Capital Management

Definitions:

Long and short position: A long (or long position) is the buying of a security such as a stock, commodity or currency with the expectation the asset will rise in value. In the context of options, it is the buying of an options contract. A long position is the opposite of a short (or short position). A short is the selling of a security etc. that one doesn’t already own.

Bayesian statistics refers to a Bayesian multivariate linear regression, which is a type of approach to multivariate linear regression, i.e. linear regression where the predicted outcome is a vector of correlated random variables rather than a single scalar random variable.

Credit spread: A credit spread is the difference in yield between two bonds of similar maturity but different credit quality. For example, if the 10-year Treasury note is trading at a yield of 6% and a 10-year corporate bond is trading at a yield of 8%, the corporate bond is said to offer a 200-basis-point spread over the Treasury.

6063-NLD-01/16/2019

THE FX STRATEGY FUND
Performance of a $10,000 Investment (Unaudited)
December 31, 2018

The Fund’s performance figures+ for the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Three Year	Five Year	Since Inception – Class I*
The FX Strategy Fund Class I	16.46%	0.99%	8.09%	3.07%
S&P 500 Index **	(4.38)%	9.26%	8.49%	10.82%
Citigroup 3-Month Treasury Bill Index***	1.86%	0.99%	0.60%	0.41%

*	Class I commenced operations on February 25, 2011.

**	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

***	The Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury Bill issues. Investors cannot invest directly in an index or benchmark.

+	Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. As of the most recent prospectus, dated May 1, 2018, the Fund’s total gross annual operating expenses before waiver, including underlying funds, is 2.49% for Class I. See the financial highlights for current expense ratios. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-397-8728.

Portfolio Composition as of December 31, 2018:

Top Holdings *	Percent of Net Assets
Money Market Fund	50.4%
U.S Government Treasury Obligations	20.9%
Exchange Traded Funds	20.0%
Managed Futures Fund	8.5%
Other Assets Less Liabilities	0.2%
Total	100.0%

*  Does not include derivative instruments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

THE FX STRATEGY FUND
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 20.0%
	DEBT FUNDS - 20.0%
243	iShares Floating Rate Bond ETF	$12,238
23,332	PIMCO Enhanced Short Maturity Active ETF	2,355,365
	TOTAL EXCHANGE TRADED FUNDS (Cost $2,361,780)	2,367,603

	MANAGED FUTURES FUND - 8.5%
621	FX Strategy LLC * ** (Cost $505,586)	1,008,505

	SHORT-TERM INVESTMENT - 50.4%
	MONEY MARKET FUND - 50.4%
5,982,799	Invesco Government & Agency Portfolio Institutional Class, 2.08% + (Cost $5,982,799)	5,982,799

Principal ($)
	U.S. GOVERNMENT TREASURY OBLIGATIONS - 20.9%
2,500,000	United States Treasury Bill, 0.00% due 5/2/2019 ^ ++	2,479,948
	TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (Cost $2,479,749)

	TOTAL INVESTMENTS - 99.8% (Cost $11,329,914)	$11,838,855
	OTHER ASSETS LESS LIABILITIES - 0.2%	20,446
	NET ASSETS - 100.00%	$11,859,301

*	Non-Income producing security.

**	Fair valued security.

+	Money market fund; interest rate reflects seven-day yield on December 31, 2018.

++	Zero Coupon Bond.

^	All of this security is segregated as collateral for the total return swap.

TOTAL RETURN SWAP

Notional Value at			Fixed Rate	Variable Rate		Unrealized
December 31, 2018	Description	Counterparty	Paid	Received	Maturity Date	Depreciation

				Total Returns from
				the P/E
				(Investments) FX
	Societe Generale/PE FX	Societe	0.50% of the	Strategy Index	Open-Ended
$10,321,143	Strategy Total Return Swap ++	Generale, S.A.	Notional Value	(standard)	Maturity	$(21,747)
	Total Net Unrealized Depreciation on Swap Contract					$(21,747)

See accompanying notes to financial statements.

THE FX STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Additional Information – Total Return Basket Swap +++

The following table represents the individual positions and related values within the total return basket swap as of December 31, 2018.

Open Long Future					Net Unrealized
Contracts	Description	Expiration	Counterparty	Notional Amount	Depreciation
2	ICEUS SM US/NOK	Mar-19	Societe Generale	$200,000	$(1,253)
1	ICEUS SM US/SEK	Mar-19	Societe Generale	100,000	(961)
	Net Unrealized Depreciation from Open Long Futures Contracts				$(2,214)

Open Short Future
Contracts
(10)	African Rand	Mar-19	Societe Generale	(344,375)	(1,000)
(65)	Australian Dollar	Mar-19	Societe Generale	(4,583,800)	1,300
(6)	British Pound	Mar-19	Societe Generale	(479,625)	(1,875)
(8)	CDN Dollar	Mar-19	Societe Generale	(588,080)	(560)
(169)	IMM Euro FX	Mar-19	Societe Generale	(24,341,281)	(14,788)
(4)	IMM Mex Peso	Mar-19	Societe Generale	(100,520)	(80)
(2)	Japanese Yen	Mar-19	Societe Generale	(229,275)	(1,512)
(2)	New Zealand	Mar-19	Societe Generale	(134,400)	(60)
	Net Unrealized Depreciation from Open Short Futures Contracts				$(18,575)

++	Total return swap with The Societe Generale, S.A. (London). The Total Return Swap provides exposure to the daily, total returns of a Reference Index calculated using the performance of the P/E (Investments) FX Strategy Index (standard). The Societe Generale/PE FX Strategy Swap features a basket of currency trades managed by P/E Investments in coordination with Societe Generale (Newedge) UK, Ltd. According to the terms of the swap, The FX Strategy Fund may reset the notional value or the trading level of the Societe Generale, S.A./PE Total Return swap as frequently as daily on a T+1 basis. The swap pays a financing fee of 50bps and is subject to a minimum charge of $4,000 monthly, which is accrued daily and paid monthly. The swap became effective on January 7, 2016 and has an open-ended maturity but can be terminated by either party. (Initial Notional Value was $10,200,000).

+++	The difference between the Total Return Swap Value and the Basket differ due to charges accessed by the counterparty.

See accompanying notes to financial statements.

THE FX STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in Securities at Fair Value (identified cost $11,329,914)	$11,838,855
Cash held as Collateral for Swap	30,292
Dividends and Interest Receivable	17,678
Deposit with Brokers for Futures Contracts	6,286
Prepaid Expenses and Other Assets	26,846
Total Assets	11,919,957

Liabilities:
Net Unrealized Depreciation on Swap Contract	21,747
Payable to Related Parties	9,227
Accrued Expenses and Other Liabilities	29,682
Total Liabilities	60,656

Net Assets	$11,859,301

Composition of Net Assets:

At December 31, 2018, Net Assets consisted of:
Paid-in-Capital	$12,106,276
Accumulated Deficit	(246,975)
Net Assets	$11,859,301

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized: 1,250,363 shares of beneficial interest outstanding)	$11,859,301

Net Asset Value, Offering and Redemption Price per Share ($11,859,301/1,250,363 shares of beneficial interest outstanding)	$9.48

See accompanying notes to financial statements.

THE FX STRATEGY FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

Investment Income:
Dividend Income	$138,566
Interest Income	93,606
Total Investment Income	232,172

Expenses:
Investment Advisory Fees	210,125
Distribution Fees (12b-1) - Class I	52,530
Administration Fees	47,420
Registration & Filing Fees	40,099
Transfer Agent Fees	32,381
Fund Accounting Fees	29,974
Chief Compliance Officer Fees	25,190
Audit Fees	24,013
Legal Fees	19,350
Shareholder Service Fees	15,021
Trustees’ Fees	13,255
Printing Expense	9,520
Custody Fees	7,176
Insurance Expense	199
Miscellaneous Expenses	1,943
Total Expenses	528,196
Less: 12b-1 Fees Waived - Class I	(52,530)
Investment Advisory Fees Waived by the Adviser	(105,062)
Investment Advisory Fees Voluntarily Waived by the Adviser	(23,459)
Fees Waived by the Administrator	(5,578)
Net Expenses	341,567

Net Investment Loss	(109,395)

Net Realized and Unrealized Gain/(Loss) on Investments and Swap Contract:
Net Realized Gain/(Loss) on:
Investments	1,632,634
Swap Contract	1,857,227
Total Net Realized Gain	3,489,861
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(312,924)
Swap Contract	122,288
Total Net Change in Unrealized Depreciation	(190,636)
Net Realized and Unrealized Gain on Investments and Swap Contract	3,299,225
Net Increase in Net Assets Resulting From Operations	$3,189,830

See accompanying notes to financial statements.

THE FX STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For The Year	For The Year
	Ended	Ended
	December 31, 2018	December 31, 2017
Operations:
Net Investment Loss	$(109,395)	$(293,547)
Net Realized Gain/(Loss) on Investments and Swap Contract	3,489,861	(2,260,662)
Distributions of Realized Gains from Underlying Investment Companies	—	344
Net Change in Unrealized Depreciation on Investments and Swap Contract	(190,636)	(3,380,306)

Net Increase (Decrease) in Net Assets Resulting From Operations	3,189,830	(5,934,171)

Distributions to Shareholders From:
Class I
Net Investment Income	—	(1,742,145)
Net Realized Gains	—	(199,866)
	—	(1,942,011)
Class A (a)
Net Investment Income	—	(2,371)
Net Realized Gains	—	(272)
	—	(2,643)
Total Distributions to Shareholders	—	(1,944,654)

From Shares of Beneficial Interest Transactions:
Class I Shares
Proceeds from Shares Issued (1,440,357 and 1,432,148 shares, respectively)	11,933,087	13,703,462
Distributions Reinvested (0 and 224,944 shares, respectively)	—	1,900,771
Cost of Shares Redeemed (3,126,676 and 1,330,985 shares, respectively)	(27,165,576)	(11,979,057)
Proceeds from Shares Transferred (4,639 and 0 shares, respectively)	37,532	—
Total From Shares of Beneficial Interest Transactions	(15,194,957)	3,625,176

Class A Shares (a)
Proceeds from Shares Issued (0 and 725 shares, respectively)	—	7,472
Distributions Reinvested (0 and 298 shares, respectively)	—	2,520
Cost of Shares Redeemed (0 and 12,639 shares, respectively)	—	(116,930)
Cost of Shares Transferred (4,628 and 0 shares, respectively)	(37,532)	—
Total From Shares of Beneficial Interest Transactions	(37,532)	(106,938)

Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest Transactions	(15,232,489)	3,518,238

Total Decrease in Net Assets	(12,042,659)	(4,360,587)

Net Assets:
Beginning of Year	23,901,960	28,262,547
End of Year *	$11,859,301	$23,901,960

(a)	The FX Strategy Fund Class A shares liquidated on January 2, 2018.

*	Net Assets - End of Year includes accumulated undistributed net investment income of $2,608,932 as of December 31, 2017.

See accompanying notes to financial statements.

THE FX STRATEGY FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the years presented.

				For the		For the
	For the	For the	For the	Year Ended		Year Ended
	Year Ended	Year Ended	Year Ended	December 31, 2015		December 31, 2014
	December 31, 2018	December 31, 2017	December 31, 2016	Consolidated		Consolidated
Class I
Net Asset Value, Beginning of Year	$8.14	$10.78	$9.87	$11.04		$8.43
Increase (decrease) From Operations:
Net investment loss (a)	(0.04)	(0.09)	(0.09)	(0.56)		(0.25)
Net gain (loss) from securities (both realized and unrealized)	1.38	(1.94)	1.00	1.57		2.86
Total from operations	1.34	(2.03)	0.91	1.01		2.61

Distributions to shareholders from:
Net investment income	—	(0.55)	—	—		—
Return of capital	—	—	—	(0.52)		—
Net realized gains	—	(0.06)	—	(1.66)		—
Total distributions	—	(0.61)	—	(2.18)		—

Net Asset Value, End of Year	$9.48	$8.14	$10.78	$9.87		$11.04

Total Return (b)	16.46%	(19.04)%	9.22%	9.41%		30.96%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$11,859	$23,864	$28,087	$25,803		$27,494
Ratio to average net assets:
Expenses, Gross (c)	2.52%	2.38%	2.33%	5.89	% (e)	3.89	% (e)
Expenses, Net of Waiver/Reimbursement (c)	1.63%	1.63%	1.54%	5.14	% (e)	3.14	% (e)
Net investment loss, Net of Waiver/Reimbursement (c)(d)	(0.52)%	(0.98)%	(1.01)%	(4.69	)% (e)	(2.81	)% (e)
Portfolio turnover rate	39%	19%	32%	62%		29%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include income and expenses of investment companies or private investments in which the Fund invests, which could be significant.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Ratios include the income and expenses of Global Aggressive Strategy LLC, which was consolidated.

See accompanying notes to financial statements.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

The FX Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation. The Fund currently offers Class I. Class I commenced operations on February 25, 2011. Class A commenced operations on August 3, 2011. Class I shares are offered at net asset value. Effective, January 2, 2018 Class A shares converted to Class I shares. Accordingly, the Fund no longer accepts purchase orders from any investor for Class A shares.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund’s investments in private investment funds are presented at fair value as determined by the Adviser. The Fund’s private investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. In accordance with GAAP, as a practical expedient, the fair value of the Fund’s ownership in private investment funds is determined based on the Fund’s pro-rata interest in the net assets of each private investment fund. The private investment funds value their underlying investments at fair value in accordance with policies established by such private investment funds, as described in each of their financial statements and offering memoranda. The Fund’s valuation method utilizes financial information supplied by each private investment fund and is net of management and incentive fees or allocations payable to the private investment fund’s manager pursuant to the private investment fund’s pertinent agreements.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund invests in swaps that are subject to currency risk and counterparty risk in the normal course of pursuing its investment objective. These investments are based on a proprietary foreign exchange model developed by P/E Investments (the “FX Model”) to capture returns related to trends in currency exchange rates. These swaps are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate,

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statement of Operations. The Fund segregates cash of $30,292 as disclosed on the Statement of Assets and Liabilities as collateral for the swaps. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net unrealized appreciation to the extent that amount is positive. For the year ended December 31, 2018, the net change in unrealized appreciation on the swap contract was $122,288. The cumulative unrealized depreciation on swap contracts is disclosed on the Statements of Assets and Liabilities and was $21,747 at December 31, 2018. For the year ended December 31, 2018, the Fund had realized gain of $1,857,227 from the swap contract, as disclosed on the Statement of Operations. For the year ended December 31, 2018, the average quarterly notional volume on swaps was $11,023,292.

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts. During the year ended December 31, 2018, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2018. The Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other master netting agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties. These agreements may allow a Fund and a counterparty to offset certain derivative instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. To the extent amounts due to a Fund from a counterparty are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities
	Gross Amounts of	Statement of	Presented in the
	Recognized	Assets &	Statement of Assets		Cash Collateral
Description	Liabilities	Liabilities	& Liabilities		Pledged (2)(3)	Net Amount
Total Return Swap Contract	$21,747	$—	$21,747	(1)	$21,747	$—
Total	$21,747	$—	$21,747		$21,747	$—

(1)	Net unrealized depreciation as presented in the Portfolio of Investments and Statement of Assets and Liabilities.

(2)	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

(3)	The table above does not include additional cash collateral pledged to the counterparty. Additional collateral pledged as of December 31, 2018 was $8,545.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Practical Expedient	Total
Exchange Traded Funds	$2,367,603	$—	$—	$—	$2,367,603
Managed Future Fund	—	—	—	1,008,505	1,008,505
Money Market Fund	5,982,799	—	—	—	5,982,799
U.S. Government Treasury Obligations	—	2,479,948	—	—	2,479,948
Total	$8,350,402	$2,479,948	$—	1,008,505	$11,838,855
Liabilities	Level 1	Level 2	Level 3	Practical Expedient	Total
Swap Contract *	$—	$21,747	$—	$—	$21,747
Total	$—	$21,747	$—	$—	$21,747

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of any levels during the current period presented. It is the Fund’s policy to record transfers into or out of all levels at the end of the reporting period.

*	Represents net unrealized depreciation on the swap contract.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Fund’s investment in FX Strategy LLC in measured at net asset value per share (or its equivalent) as a practical expedient. The following table summarizes the FX Strategy LLC held by the Fund as of December 31, 2018:

		Unfunded	Redemptions	Withdrawal
	Fair Value	Commitments	Frequency	Restrictions

FX Strategy LLC (a)	$1,008,505	—	Daily	None

(a) The investment objective of FX Strategy LLC (FX) is for the Trading Advisor to leverage extensive experience in portfolio management, asset allocation, market analysis and risk management to generate strong risk-adjusted returns by investing globally on a long/short basis. The PE Investment’s style is quantitative, based on fundamental macroeconomic and financial factors. FX invests in a diversified portfolio of foreign exchange futures and may also invest in forwards, swaps, U.S. Treasury bills, money market securities, and cash or cash equivalents. FX has limited transferability as it is not on a publicly traded market.

In accordance with its investment objective and through its exposure to derivative instruments, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Leverage Risk: Using derivatives to increase the Fund’s or an Underlying Fund’s combined long and short currency exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year end tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Deposits with Brokers – The Fund deposits funds with Societe Generale (NewEdge) UK, Ltd. and Interactive Brokers subject to CFTC regulations and various exchange and broker requirements. A certain amount of cash balances and investments are required to be held by the brokers to meet margin requirements for futures contract positions and swap contract positions. Margin requirements are satisfied by the deposit of cash and the U.S. Treasury Bills with such brokers. Deposits with Brokers at December 31, 2018 represent both partially restricted deposits required to meet margin and other brokers or regulatory requirements, and excess funds not required for margin. The Fund earns interest income on its deposits with the brokers. Amounts in excess of the margin requirement may be withdrawn by the Fund at any time. The Fund had $30,292 on deposit as collateral for swap contracts as of December 31, 2018, and $6,286 on deposit for futures trading.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,196,967 and $21,409,963, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Traub Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Adviser charged $210,125 of advisory fees.

The Adviser has contractually agreed to waive a portion of its management fee through December 31, 2018 so that such fees do not exceed 0.50% of the Fund’s average daily net assets. The fee waiver and expense reimbursements is subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Effective, September 5, 2018, the Adviser has voluntarily agreed to waive the remaining 0.50% of its management fees until further notice.

The management fees contractually waived by the Adviser for the year ended December 31, 2018, amounted to $105,062 and are subject to recoupment by December 31. 2021. The management fees voluntarily waived by the Adviser for the year ended December 31, 2018, amounted to $23,459. These voluntary waivers are not subject to recoupment.

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“Plans”), for Class I and Class A shares, respectively. Pursuant to Rule 12b-1 under the 1940 Act, the Plans provide that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% of the average daily net assets for each of Class I and Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser. For the year ended December 31, 2018, pursuant to the Plans, Class I shares accrued $52,530; however, the Distributor voluntarily waived all Class I 12b-1 fees for the year ended December 31, 2018. No fees were paid for Class A shares as the Plan was inactive for Class A shares during the year ended December 31, 2018.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class I shares. For the year ended December 31, 2018, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers. Class A shares were closed as of January 2, 2018.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency related services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities. Effective August 1, 2018, the servicing agreement was amended which included waiving a portion of the fees for a five month period.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended December 31 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$—	$1,744,516
Long-Term Capital Gain	—	200,138
	$—	$1,944,654

As of December 31, 2018, the components of accumulated deficit on a tax basis were as follows:

Undistributed	Undistributed	Post	Capital Loss	Other		Total
Ordinary	Long-Term	October	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Loss	Forwards	Differences	Appreciation	Deficits
$1,396,700	$—	$—	$(1,649,697)	$—	$6,022	$(246,975)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated ordinary income (loss), and net realized losses from security transactions is primarily attributable to tax adjustments for partnerships and the mark-to-market on swap contracts.

At December 31, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$419,779	$1,229,918	$1,649,697	$—

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized
Tax Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$11,811,086	$6,047	$(25)	$6,022

7.	UNDERLYING FUND RISK

The Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Fund will be directly affected by the performance of the Invesco Government & Agency Portfolio Institutional Class. The financial statements of the Invesco Government & Agency Portfolio Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2018, the percentage of net assets invested in Invesco Government & Agency Portfolio Institutional Class was 50.4%.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Compliance Services, LLC (“NLCS”)(collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of The FX Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The FX Strategy Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments as of December 31, 2018, the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2017 and the financial highlights for each of the years in the four-year period ended December 31, 2017 were audited by other auditors whose report dated March 1, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, brokers, and other appropriate parties. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania
February 28, 2019

THE FX STRATEGY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
December 31, 2018

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During the Period*
	(7/1/18)	(12/31/18)	(7/1/18 to 12/31/18)
Actual
Class I	$1,000.00	$ 1,072.40	$ 6.53
Hypothetical
(5% return before expenses)
Class I	$1,000.00	$ 1,018.90	$6.36

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.63% for Class I, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the year ended December 31, 2018).

THE FX STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

FX Strategy Fund (Adviser – Traub Capital Management, LLC)*

In connection with the regular meeting held on December 12-13, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Traub Capital Management, LLC (“Traub”) and the Trust, with respect to the FX Strategy Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Traub was founded in 2003, and managed approximately $115 million in assets, providing investment management and planning services to individuals, small to mid-sized corporations and institutions. The Trustees reviewed background information on key investment personnel responsible for servicing the Fund taking into consideration their financial industry experience. The Trustees agreed that the adviser appeared to have adopted appropriate risk mitigation procedures to address volatility and other risks inherent in the Fund’s portfolio. They noted that the adviser performed due diligence and evaluation of its signal provider, P/E Investments. They acknowledged the consistency of the portfolio management team and the absence of any reported compliance or litigation issues. They noted the Fund had limited trading of its portfolio, and the adviser considered best execution in placing trades. The Trustees expressed their appreciation for the adviser’s commitment to the Fund’s complex non-traditional strategy. They concluded that the adviser would continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance and noted that it outperformed its peer group median in all periods depicted in the Broadridge report, including significantly outperforming it for the 1-year period. They observed that the Fund also outperformed its Morningstar category median for all periods expect the 3 year period. They considered the adviser’s commitment to the Fund’s strategy and agreed that the adviser had demonstrated the ability to maintain reasonable returns for Fund shareholders.

Fees and Expenses. The Trustees noted the adviser charged an advisory fee of 1.00%, which was higher than both the Fund’s peer group and Morningstar category median but was within the range of the peer group. They observed that the Fund’s net expense ratio was also higher than both the Fund’s peer group and Morningstar category median but was within the range of the peer group. The Trustees considered the impact of the relatively small size of the Fund as compared to its peers and the Morningstar category. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. The Trustees noted that the Fund had not yet reached asset levels at which economies could be realized, but considered the adviser was amenable to considering breakpoints when the Fund realized a significant increase in assets. The Trustees considered the adviser’s

THE FX STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

projections for asset growth. The Trustees concluded that the absence of breakpoints at this time was not an issue.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees noted that the adviser realized a profit in connection with its relationship with the Fund but agreed that such profit was very modest. The Trustees concluded that the adviser’s profitability was not unreasonable and that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of FX Strategy and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The FX Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/18 – NLFT_v1

The FX Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A

Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012- Present).	N/A	N/A

Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-397-8728.

12/31/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-397-8728 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-397-8728.

INVESTMENT ADVISER
Traub Capital Management, LLC
97 Chapel Street-2nd Floor
Needham, MA 02492

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $18,000

2017 - $19,000

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $2,200

2017 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 – $2,200

2017 – $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/ President

Date 3/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/ President

Date 3/8/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/8/19